UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2026

Zoned Properties, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-51640	46-5198242
(Commission File Number)	(IRS Employer Identification No.)

8360 E. Raintree Drive, #230 Scottsdale, AZ	85260
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (877) 360-8839

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 10, 2026, Zoned Properties, Inc. (the “Company”) issued a press release announcing that the Company’s Board of Directors declared a special cash dividend on the Company’s common stock of $0.41 per share. The dividend is payable on November 20, 2026 to common stockholders of record as of November 11, 2026, and the ex-dividend date for this dividend will be November 23, 2026.

Because the payment of the dividend represents more than 25% of the price of the Company’s shares of common stock, its shares of common stock will trade with “due bills” representing an assignment of the right to receive the dividend from the record date of November 11, 2026, through the closing of trading on OTCQB on November 20, 2026 (this period of time representing the “Dividend Right Period”), which is the payment date and the last day of trading before the November 23, 2026 ex-dividend date.

Stockholders who sell their shares of common stock during the Dividend Right Period will be selling their right to the dividend, and such stockholders will not be entitled to receive the dividend. Accordingly, if an investor wishes to receive the dividend, the investor will need to hold its shares of common stock through and including the payment date of November 20, 2026. Due bills obligate a seller of shares of common stock to deliver the dividend payable on such shares of common stock to the buyer (the “Dividend Right”). The record date of November 11, 2026, will be used as the date for establishing the due bill tracking of the Dividend Right to the holder of shares of common stock.

Due bill obligations are customarily settled between the brokers representing the buyers and the sellers of shares of common stock. The Company has no obligation for either the amount of the due bill or the processing of the due bill. Buyers and sellers of the Company’s shares of common stock should consult their brokers before trading to be sure they understand the effect of due bill procedures.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release of the registrant issued on November 10, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZONED PROPERTIES, INC.

Dated: November 10, 2026	/s/ Bryan McLaren
Bryan McLaren
Chief Executive Officer & Chief Financial Officer

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